Exhibit 99.1

FIRST

KEYSTONE

FINANCIAL, INC.

PRESS RELEASE

CONTACT:

Mr. Hugh J. Garchinsky

President and Chief Executive Officer

610-565-6210

hgarchinsky@firstkeystone.com

First Keystone Financial, Inc. Announces Agreement to Merge with

Bryn Mawr Bank Corporation

Media, PA - (BusinessWire) – November 3, 2009 - First Keystone Financial, Inc. (the “Company”) (NASDAQ:FKFS), the holding company for First Keystone Bank, announced today that it has entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) with Bryn Mawr Bank Corporation (“Bryn Mawr”) (NASDAQ:BMTC), the holding company for The Bryn Mawr Trust Company (“Bryn Mawr Trust”). Pursuant to the terms of the Merger Agreement, the Company will be merged with and into Bryn Mawr Bank Corporation, with Bryn Mawr Bank Corporation surviving the merger (the “Merger”). Concurrent with the Merger, First Keystone Bank will merge with and into Bryn Mawr Trust, with Bryn Mawr Trust being the surviving bank (the “Bank Merger”).

Pursuant to the terms of the Merger Agreement, the Company’s shareholders will receive a combination of 0.6973 shares of Bryn Mawr common stock plus $2.06 in cash for each share of Company common stock that they own, in each case subject to possible adjustment in the manner described in the Merger Agreement (which will be included as an exhibit to the Current Report on Form 8-K to be filed by the Company with the Securities and Exchange Commission on November 4, 2009). Based on the 20 trading days ended October 30, 2009, the value of the consideration to be received by the Company’s shareholders in the merger was approximately $13.75 for each share of Company common stock. The actual value to be received is subject to fluctuation due to, among other factors, the market value of Bryn Mawr common stock at the time of closing. The transaction is subject to regulatory approval and approval of the Company’s shareholders and is expected to be consummated in the second quarter of 2010.

Donald S. Guthrie, Chairman of the Board of the Company and First Keystone Bank said, “We believe this transaction is in the best interests of our shareholders, customers and the communities we serve. Bryn Mawr Bank Corporation is a premier company, and a high performing, well-managed institution which will provide our shareholders with significant upside potential on a long-term basis.” Guthrie continued, “We are pleased to offer our customers the expanded products and services and larger branch network that will be provided upon our combination with Bryn Mawr Bank Corporation. Much like First Keystone Financial, Bryn Mawr Bank Corporation is a loyal corporate citizen focused on the vitality of the communities they serve. We are very pleased to bring together two established companies.”

About First Keystone Financial, Inc.:

First Keystone Financial, Inc. is a $525 million asset financial services company and is the parent holding company for First Keystone Bank. First Keystone Bank is a federally-chartered savings bank headquartered in Media, Pennsylvania with eight full-service branch offices in Delaware and Chester Counties, Pennsylvania.

First Keystone Financial, Inc. common stock is traded on the Nasdaq stock market under the symbol “FKFS.” Additional information about the Company is available on the Company’s Web site at www.firstkeystoneonline.com.

About Bryn Mawr Bank Corporation:

Bryn Mawr Bank Corporation, including its wholly-owned subsidiary, The Bryn Mawr Trust Company, which was founded in 1889, has $1.2 billion in corporate assets and $2.7 billion in trust and investment assets under management, administration, supervision and brokerage. Bryn Mawr Trust offers a full range of personal and business banking services, consumer and commercial loans, equipment leasing, mortgages, insurance, as well as wealth management services including investment management, trust and estate administration, retirement planning, custody services, and tax planning and preparation. Headquartered in Bryn Mawr, Pennsylvania, Bryn Mawr Trust has nine full-service branches serving residents and businesses in the suburbs of Philadelphia. It also maintains seven limited service offices in adult life care communities.

Cautionary Statement Regarding Forward-Looking Information:

This release contains forward-looking information about First Keystone Financial, Inc., and the combined operations of First Keystone Financial, Inc. and Bryn Mawr Bank Corporation after the completion of the transactions described in the release that are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,” “project,” “plan,” “seek,” “intend,” or “anticipate” or the negative thereof or comparable terminology, and include discussions of strategy, financial projections and estimates and their underlying assumptions, statements regarding plans, objectives, expectations or consequences of the transactions, and statements about the future performance, operations, products and services of the companies and their subsidiaries. Readers are cautioned not to place undue reliance on these statements.

First Keystone Financial’s and Bryn Mawr Corporation’s businesses and operations, as well as their combined business and operations following the completion of the transactions described in this release, are and will be subject to a variety of risks, uncertainties and other factors. Consequently, their actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: changes in current or future market conditions; the amount of the Company’s delinquent and non-accrual loans, troubled debt restructurings, other real estate owned and loan charge-offs; the effects of competition, and of changes in laws and regulations on competition, including industry consolidation and development of competing financial products and services; interest rate movements; inability to achieve merger-related synergies; difficulties in integrating distinct business operations, including information technology difficulties; disruption from the transaction making it more difficult to maintain relationships with customers and employees, and challenges in establishing and maintaining operations in new markets; volatilities in the securities markets; and deteriorating economic conditions. The foregoing review of important factors should be read in conjunction with the other cautionary statements that are included in each of First Keystone Financial’s and Bryn Mawr Bank Corporation’s Annual Report on Form 10-K for the fiscal year ended September 30, 2008 and December 31, 2008, respectively. See “Additional Information About This Transaction” below. Neither First Keystone Financial nor Bryn Mawr Bank Corporation makes any commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

Additional Information About This Transaction:

Bryn Mawr Bank Corporation intends to file a registration statement on Form S-4 in connection with the transaction, and First Keystone Financial intends to mail a proxy statement/prospectus to its shareholders in connection with the transaction. First Keystone Financial shareholders and investors are urged to read the proxy statement/prospectus when it becomes available, because it will contain important information about First Keystone Financial, Bryn Mawr Bank Corporation and the transaction. You may obtain a free copy of the proxy statement/prospectus (when it is available) as well as other filings containing information about Bryn Mawr Bank Corporation, at the SEC’s web site at www.sec.gov. A free copy of the proxy statement/prospectus, and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus, may also be obtained from First Keystone Financial, by directing the request to:

Mr. Hugh J. Garchinsky

President and Chief Executive Officer

First Keystone Financial, Inc.

22 West Media Street

Media, Pennsylvania

(610) 565-6210

First Keystone Financial and its respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of First Keystone Financial in favor of the transaction. Information regarding the interests of the executive officers and directors of First Keystone Financial in the transaction will be included in the proxy statement/prospectus.

3